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                                                                    EXHIBIT 23.1







                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated October 11, 1997, in the Registration Statement (Form S-1 No. 333-38389 Amendment No. 2) and related Prospectus of Penwest Pharmaceuticals Co. for the registration of 2,875,000 shares of its common stock.



                                                       /s/ Ernst & Young LLP




Stamford, Connecticut
December 4, 1997